UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

We are filing this Current Report on Form 8-K/A solely to update and correct certain information under Item 8.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2017 (the “Original Form 8-K”) with respect to our previously announced underwritten public offering. The Original Form 8-K stated in the second paragraph under Item 8.01 that the underwriter’s option to purchase 1,043,478 shares of our common stock and accompanying warrants to purchase 1,043,478 shares of our common stock had been exercised in full. This Current Report on Form 8-K/A updates the prior disclosure to reflect only a partial exercise of the option to purchase additional shares (110,897 shares rather than 1,043,478 shares). The change from full exercise to partial exercise also affects our expected net proceeds from the offering that we reported in the Original Form 8-K ($9.1 million rather than $10.4 million, after deducting the underwriting discount and commissions and estimated offering expenses payable by us).

This Current Report on Form 8-K/A also includes updates to reflect the fact that the closing of the public offering has been completed.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 8.01 of the Original Form 8-K as amended by this Current Report on Form 8-K/A is set forth below.

Item 8.01	Other Events.

On May 4, 2017, we entered into an underwriting agreement with H.C. Wainwright & Co., LLC, relating to the issuance and sale of 6,956,522 shares of our common stock (or pre-funded warrants to purchase common stock in lieu thereof), and common warrants to purchase up to an aggregate of 6,956,522 shares of our common stock in an underwritten public offering. Each share of common stock and, as applicable, pre-funded warrant is being sold together with a common warrant to purchase one share of common stock. The combined price to the public of each share of common stock and accompanying common warrant will be $1.50, and $1.49 for each pre-funded warrant and accompanying common warrant. For each pre-funded warrant we sell, the number of shares of common stock we sell and issue at the closing of the offering will be decreased on a one-for-one basis. The common warrants will be immediately exercisable at a price of $1.50 per share of common stock, subject to adjustment in certain circumstances, and will expire five years from the date of issuance. The offering closed on May 10, 2017.  The shares of common stock and pre-funded warrants, and the accompanying common warrants, were issued separately and became immediately separable upon issuance. We issued a press release announcing the pricing of the offering on May 4, 2017, which is attached as Exhibit 99.1 to the Original Form 8-K/A.

We granted to the underwriter a 30-day option to purchase up to an additional 1,043,478 shares of common stock and/or warrants to purchase up to 1,043,478 shares of our common stock, at the public offering price less discounts and commissions. The option to purchase additional shares of our common stock was exercised for 110,897 shares and the option to purchase common warrants to purchase 1,043,478 shares of our common stock was exercised in full.

The net proceeds to us from the offering are expected to be approximately $9.1 million (including the net proceeds from the partial exercise of the option to purchase additional shares of common stock and full exercise of the option to purchase additional common warrants), after deducting the underwriting discount and commissions and estimated offering expenses payable by us, and excluding any proceeds that may be received upon exercise of the common warrants. We anticipate using the net proceeds from the offering for general corporate purposes, including manufacturing expenses, clinical trial expenses, research and development expenses, general and administrative expenses and certain contractual bonuses to our executive officers.

A registration statement relating to these securities (File No. 333-217169) was declared effective by the Securities and Exchange Commission (“SEC”) on May 4, 2017.  In addition, a separate registration statement relating to these securities (File No. 333-217680) was filed with the SEC pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and become automatically effective on May 4, 2017. The offering was made only by means of a prospectus forming a part of the effective registration statements.

The foregoing description of the pre-funded warrants and common warrants is not complete and is qualified in its entirety by reference to the full text of the form of pre-funded warrant and form of common warrant, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Original Form 8-K.

The disclosures in this report and in the referenced press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Forward Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements about our expectations regarding the anticipated use of the expected net proceeds from the public offering. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, and subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer